SUPPLEMENT TO THE FIDELITY GROWTH COMPANY FUND AND
FIDELITY EMERGING GROWTH FUND
JANUARY 28, 1998
STATEMENT OF ADDITIONAL INFORMATION
THE FOLLOWING INFORMATION FOUND IN THE "ADDITIONAL PURCHASE AND REDEMPTION INFORMATION" SECTION BEGINNING ON PAGE 16 HAS BEEN REMOVED:
11. to shares purchased as part of a payroll deduction program (including shares purchased in an amount less than $5,000 by participants in the program within three months of the commencement of their participation in the program from sources other than payroll deduction) through an employer who has entered into a sales charge waiver agreement and who (i) maintains an employee benefit plan that either qualifies for exemption (1) above or is in the CORPORATEplan for Retirement Program and has at least some of its plan assets in Fidelity-managed products, or (ii) is a member of the Fidelity Retail Advisory Group and has more than 500 employees;
THE FOLLOWING INFORMATION REPLACES THE SIMILAR INFORMATION FOLLOWING THE COMPENSATION TABLE FOUND IN THE "TRUSTEES AND OFFICERS" SECTION BEGINNING ON PAGE 19:
E Certain of the non-interested Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows:
Ralph F. Cox, $1,748, Marvin L. Mann, $1,748, Thomas R. Williams, $1,544, and Edward H. Malone, $236.
F Certain of the non-interested Trustees' aggregate compensation from the fund includes accrued voluntary deferred compensation as follows:
Ralph F. Cox, $331, Marvin L. Mann, $331, Thomas R. Williams, $289, and Edward H. Malone, $48.
THE FOLLOWING INFORMATION REPLACES THE SIMILAR INFORMATION FOUND IN THE "CONTRACTS WITH FMR AFFILIATES" SECTION BEGINNING ON PAGE 25:
For providing pricing and bookkeeping services, FSC receives a monthly fee based on each fund's average daily net assets throughout the month. The annual fee rates for pricing and bookkeeping services are 0.0600% of the first $500 million of average net assets and 0.0300% of average net assets in excess of $500 million. The fee, not including reimbursement for out-of-pocket expenses, is limited to a minimum of $60,000 and a maximum of $800,000 per year.